                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-0547

                             SCUDDER TECHNOLOGY FUND
                             -----------------------------
               (Exact Name of Registrant as Specified in Charter)

                  222 South Riverside Plaza, Chicago, IL 60606
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       10/31/05

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Technology Fund

Annual Report to Shareholders

October 31, 2005

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Investment Management Agreement Approval

Click Here Trustees and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Concentration of the portfolio's investment in technology stocks may present a greater risk than investments in a more diversified portfolio. Investments by the portfolio in emerging technology companies present greater risk than investments in more-established technology companies. Moreover, this fund is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary October 31, 2005

Classes A, B, C and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term trading fee.

Returns and rankings during all periods shown for Class A, B, C and Institutional Class reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 10/31/05
Scudder Technology Fund	1-Year	3-Year	5-Year	10-Year
Class A	5.79%	14.09%	-15.48%	5.37%
Class B	4.72%	12.86%	-16.33%	4.31%
Class C	4.83%	13.03%	-16.25%	4.43%
S&P 500 Index+	8.72%	12.85%	-1.74%	9.34%
Goldman Sachs Technology Index++	6.18%	15.77%	-14.21%	N/A*
Scudder Technology Fund	1-Year	3-Year	Life of Class**
Institutional Class	6.33%	15.05%	10.86%
S&P 500 Index+	8.72%	12.85%	11.05%
Goldman Sachs Technology Index++	6.18%	15.77%	14.91%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Index began on August 29, 1996.

** Institutional Class shares commenced operations on August 19, 2002. Index returns begin August 31, 2002.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Technology Fund — Class A [] S&P 500 Index+

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 10/31/05
Scudder Technology Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,952	$13,997	$4,064	$15,903
	Average annual total return	-.48%	11.86%	-16.48%	4.75%
Class B	Growth of $10,000	$10,172	$14,174	$4,065	$15,247
	Average annual total return	1.72%	12.33%	-16.48%	4.31%
Class C	Growth of $10,000	$10,483	$14,439	$4,120	$15,425
	Average annual total return	4.83%	13.03%	-16.25%	4.43%
S&P 500 Index+	Growth of $10,000	$10,872	$14,371	$9,162	$24,429
	Average annual total return	8.72%	12.85%	-1.74%	9.34%
Goldman Sachs Technology Index++	Growth of $10,000	$10,618	$15,516	$4,647	N/A*
	Average annual total return	6.18%	15.77%	-14.21%	N/A*

The growth of $10,000 is cumulative.

* Index began on August 29, 1996.

Comparative Results as of 10/31/05
Scudder Technology Fund		1-Year	3-Year	Life of Class**
Institutional Class	Growth of $1,000,000	$1,063,300	$1,523,000	$1,391,100
	Average annual total return	6.33%	15.05%	10.86%
S&P 500 Index+	Growth of $1,000,000	$1,087,200	$1,437,100	$1,393,600
	Average annual total return	8.372%	12.85%	11.05%
Goldman Sachs Technology Index++	Growth of $1,000,000	$1,061,800	$1,551,600	$1,552,900
	Average annual total return	6.18%	15.77%	14.91%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class is $1,000,000.

** Institutional Class shares commenced operations on August 19, 2002. Index returns begin August 31, 2002.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

++ The Goldman Sachs Technology Index is an unmanaged capitalization-weighted index based on a universe of technology-related stocks.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Net Asset Value
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 10/31/05	$ 10.97	$ 9.31	$ 9.55	$ 11.25
10/31/04	$ 10.37	$ 8.89	$ 9.11	$ 10.58
Class A Lipper Rankings — Science & Technology Funds Category as of 10/31/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	199	of	287	70
3-Year	176	of	263	67
5-Year	104	of	212	49
10-Year	12	of	26	45

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.com (Class AARP) or myScudder.com (Class S) for the Fund's most recent month-end performance.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns during the Life of Class period shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns may differ by share class.

Average Annual Total Returns as of 10/31/05
Scudder Technology Fund	Life of Class*
Class AARP	-1.08%
Class S	-.99%
S&P 500 Index+	1.05%
Goldman Sachs Technology Index++	-.84%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value
	Class AARP	Class S
Net Asset Value: 10/31/05	$ 10.97	$ 10.98
12/20/04 (commencement of operations)	$ 11.09	$ 11.09

* Class AARP and S shares commenced operations on December 20, 2004. Index returns begin December 31, 2004.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

++ The Goldman Sachs Technology Index is an unmanaged capitalization-weighted index based on a universe of technology-related stocks.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended October 31, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2005
Actual Fund Return	Class A	Class B	Class C	Class AARP	Class S	Institutional Class
Beginning Account Value 5/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/05	$ 1,104.80	$ 1,099.30	$ 1,099.20	$ 1,104.80	$ 1,105.80	$ 1,108.50
Expenses Paid per $1,000*	$ 6.10	$ 11.48	$ 10.79	$ 6.10	$ 5.63	$ 3.35
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class AARP	Class S	Institutional Class
Beginning Account Value 5/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/05	$ 1,019.41	$ 1,014.27	$ 1,014.92	$ 1,019.41	$ 1,019.86	$ 1,022.03
Expenses Paid per $1,000*	$ 5.85	$ 11.02	$ 10.36	$ 5.85	$ 5.40	$ 3.21

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class AARP	Class S	Institutional Class
Scudder Technology Fund	1.15%	2.17%	2.04%	1.15%	1.06%	.63%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Scudder Technology Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Technology Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Ian Link, CFA

Managing Director of Deutsche Asset Management and Lead Manager of the fund.

Joined Deutsche Asset Management and the fund in 2004.

Head of Technology Global Sector Team.

Prior to joining Deutsche Asset Management, had 14 years of experience as senior vice president, fund manager, head of communications and technology teams and equity analyst for Franklin Templeton Investments.

BA, University of California, Davis; MBA, University of California, Berkeley.

Kelly P. Davis

Vice President of Deutsche Asset Management and Portfolio Manager of the fund.

Global sector analyst for technology sector: New York.

Joined Deutsche Asset Management in 2003, after eight years of experience with semiconductors, as associate analyst in Equities Research with Credit Suisse First Boston, team leader in applications engineering at Advanced Micro Devices, and in technical roles at Interactive Silicon, Motorola, Inc. and Tellabs Operations, Inc. Joined the fund in 2005.

BS, Purdue University; MBA, University of California, Berkeley.

Brian S. Peters, CFA

Vice President of Deutsche Asset Management and Portfolio Manager of the fund.

Global sector analyst for technology sector: New York.

Joined Deutsche Asset Management in 1999 and the fund in 2005.

Prior to joining the fund, Portfolio Manager for Global Equity and Global sector analyst for Industrials.

BA, University of Alabama, Birmingham.

In the following interview, Portfolio Manager Ian Link discusses Scudder Technology Fund's performance, strategy and the market environment during the 12-month period ended October 31, 2005.

Q:  How did technology stocks perform during the fund's annual reporting period?

A:  The past year was a challenging period for investors in technology stocks. Although the sector produced a positive absolute return of 6.18%, as measured by the Goldman Sachs Technology Index (the fund's benchmark), it underperformed the 8.72% return of the broader S&P 500 Index.1 In addition, tech stocks were highly volatile. After trending higher through the first five weeks of the fund's fiscal year, the sector embarked on a protracted decline that lasted until the middle of April. A powerful summer rally helped techs regain most of their losses from the first half of the period, but early September brought the start of a new downtrend. This choppy action was indicative of investors' rapidly shifting perceptions on how the outlook for the global economy would affect industry sales. The past year was also notable in that there was a wide dispersion in the performance of individual companies: while many large-cap stocks such as Cisco Systems Inc. and International Business Machines Corp. (IBM) provided unimpressive returns, Google, Inc. and Apple Computer, Inc. each provided gains of more than 100%. Additionally, many winners came from the less-followed mid- and small-cap areas. The result was that stock selection was critical to success during the past year.

1 The Goldman Sachs Technology Index is an unmanaged, capitalization-weighted index based on a universe of technology-related stocks.

The Standard & Poor's (S&P) 500 Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly in an index.

Q:  How did the fund perform relative to its benchmark and peers?

A:  While the fund had its share of winners, on balance we came up a little short in terms of stock selection. The result was slight underperformance. The total return of the fund's Class A shares for the 12 months ended October 31, 2005, was 5.79%. (The return is unadjusted for sales charges. If sales charges had been included, the return would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 6 for complete performance information.) The fund underperformed the 6.18% return of its benchmark as well as the 8.47% average return of the 287 funds in the Lipper Science & Technology Funds category.2 The disparity in the returns of the benchmark and peer group is due to the fact that while the index has a heavy weighting in large caps, which underperformed, the peer group can invest in companies of any size.

2 The Lipper Science & Technology Funds category comprises funds that invest at least 65% of their equity portfolios in science and technology stocks. It is not possible to invest in a Lipper category.

Key contributions to performance came from our stock selection in the semiconductor, communications equipment and Internet sectors. In terms of individual stocks, the top contributors were the semiconductor stocks Advanced Micro Devices, Inc. (AMD), National Semiconductor Corp. and Broadcom Corp., followed by Motorola, Inc. On the negative side, our stock selection was least effective in hardware, where we were hurt by not owning enough Apple Computer, Inc., and in software, where underperformance was spread among multiple holdings rather than a few specific names. Besides Apple, individual detractors included an underweight in Hewlett-Packard Co., which rallied on the expectation that the replacement of CEO Carly Fiorina would lead to restructuring, and positions in the semiconductor stocks ATI, Xilinx, Inc., and Maxim Integrated Products, Inc. — all of which declined sharply.3,4

3 "Underweight" means the fund holds a lower weighting in a given sector or security than its benchmark index. "Overweight" means the fund holds a higher weighting in a given sector or security than its benchmark.

4 ATI and Xilinx were not held in the portfolio as of October 31, 2005.

The fund performed well relative to its benchmark for most of the year but lagged significantly during the summer. This negative disparity was due largely to the strong showing of smaller-capitalization stocks, which outperformed the bellwether technology stocks such as IBM, EMC Corp. and Intel Corp. This short-term shift from large-cap stocks to the smaller stocks is already reversing, and we have seen much stronger performance from the industry leaders in recent months. As a result, we are pleased to say that we made up some ground in terms of relative performance during September and October. During the final two months of the period, the fund generally outperformed the index on up days without significantly underperforming on down days. We interpret this trend as an indication that the portfolio is well-positioned for the current environment and that the missteps of the summer are now behind us.

Q:  In the areas in which selection was strong — semiconductor, communications equipment and Internet stocks — how was the fund positioned?

A:  As always, when discussing performance we want to emphasize that while we are aware of how the fund is positioned relative to the benchmark, the key driver for our positioning is bottom-up individual company analysis. With that as the backdrop, we will discuss each of the key technology subsectors in turn:

Semiconductors: Our selection was strong in this area, which we believe is partially the result of our decision to hire a new analyst who has engineering experience and also spent time in Silicon Valley. Our focus has been on finding stocks with strong underlying fundamentals, such as improving product cycles or strengthening market share, that we could buy at attractive prices due to short-term underperformance. For instance, we were able to purchase shares of Broadcom Corp. "A" in the $25 to $30 range during April 2005. The basis for this purchase was our confidence in the company's superior technology, engineering talent and strong, diversified product line. We took advantage of what we thought would be the market's short-term negative view on the stock and therefore were able to benefit when it subsequently climbed to its October 31 close of $42.42. We were also patient with Advanced Micro Devices, Inc. (AMD), which often has a lot of hype built into its price. The company has been improving its product line and becoming more competitive with Intel, but we waited to purchase the stock until January, when the company missed earnings estimates and the stock fell to the mid-teens. It closed the period above $24, providing a nice gain for the fund. The portfolio's other large contributor, National Semiconductor Corp., was purchased based on our belief in the company's restructuring initiative. However, given the stock's high volatility, we had to exhibit patience here as well. This approach paid off in the form of a good entry price, illustrating the importance of maintaining a focus on valuations.5

5 "Valuation" refers to the price investors pay for a given security. An asset can be undervalued, meaning that it trades for less than its true worth, or overvalued, which means that it trades at a more expensive price than its underlying worth.

Overall, the fund holds about 22.4% of assets in semiconductors, versus about 21.2% for the benchmark. Although the portfolio is already slightly overweight, we anticipate that we will be adding to this area in the months ahead. We have elected to concentrate our positions somewhat, emphasizing the stocks in which we have the highest confidence. At the close of the period, the two largest overweights were AMD and Maxim Integrated Products, Inc.

Communications Equipment: The fund holds a 19.2% position versus 17.3% for the benchmark. We maintained an overweight in equipment for much of the annual period, but we have since moved to an underweight following our decision to take profits in two of our top-performing positions in this group: Corning, Inc., which makes the screens for increasingly popular flat-panel TVs, and Motorola, Inc. which has benefited from a successful new product cycle. As of the close of the period, the portfolio's largest overweight in equipment was cell phone maker Nokia Oyj., which represents 2.8% of the fund but is not included in the benchmark.

Internet: We have always held a narrow group of stocks in this sector, and continue to do so. Although the fund holds 11.5% of its assets in this group, above the 10.1% weighting in the benchmark, we own only three stocks: Google, Inc. Yahoo!, Inc. and eBay, Inc. This allocation reflects our desire to avoid smaller-cap Internet names in favor of industry leaders with rising market share. This positioning has proven advantageous, as all three were among the top 20 individual contributors to performance during the past year.

Q:  How was the fund positioned in the areas where selection was less favorable — hardware and software?

A:  As previously noted, the fund's underperformance in hardware was the result of its underweight in Apple. While the fund does hold a modest position in Apple, the stock's strong performance meant that we were punished for not holding as much as the benchmark. Our reason for underweighting Apple has been, and continues to be, an issue of valuation. As a "cult" stock, Apple is selling at a multiple of earnings that makes it two to two and a half times more expensive than any other large company in the sector.6 The popular iPod has been a key driver of performance, but the product accounts for only 20% of Apple's total sales. In the other 80% of its sales, personal computers, Apple has not gained any market share for the past two years.7 While the iPod has been a runaway hit, the field is about to become more crowded as new competitors enter the portable-media space. As a result of these factors, we believe our underweight in Apple will ultimately be rewarded.

6 The earnings multiple, or price-to-earnings ratio, is the amount an investor must pay for $1 of earnings. A stock with a $10 share price and $1 per share of earnings is said to have a multiple of 10. The higher the multiple, the more richly the stock is valued by the market.

7 Market share refers to a company's sales in relation to the industry as a whole. For example, a company that has $250 million of sales in a $1 billion market is said to have a market share of 25%.

While we favor selective opportunities in hardware (computers & peripherals), our lack of enthusiasm for the sector as a whole has resulted in a slight underweight: 18.7% of the fund is invested here, compared with 19.8% of the index. Our most significant overweight is in EMC Corp., the large enterprise storage company. EMC is the lowest-cost manufacturer in its segment, which, in turn, allows it offer the lowest-cost products. The company has gained market share each of the past two years and is on track to do so again this year. EMC's shares are no longer as cheap as they were at the time of our initial purchase, but we believe the company will continue to deliver earnings growth in the neighborhood of 15% through 2006. We also favor IBM, which we believe is inexpensive at 14.9 times 2006 estimated earnings, and we have been adding to the position in recent months. However, the fund's underweight in IBM throughout the course of the year took away from performance. Hewlett-Packard Co., at 1.47% of assets, is also a large holding within hardware. This reflects our view that the company's new management team, led by new CEO Michael Hurd, will be able to effectively turn the company around.

In software, we have taken steps to address our performance shortfall by bringing a new analyst on board. In addition, we reorganized the fund's positions in the sector by diversifying into some mid-cap stocks and reducing the portfolio's weighting in Microsoft Corp. from about 5%-7% of assets to a little more than 2%. We believe many investors hold Microsoft primarily on the expectation of rising dividends or the announcement of another one-time payout, which we do not feel is a sufficient reason to own the stock. However, it is unlikely we will reduce the position much more from here, as the company is about to roll out several new products, including the Xbox 360, Vista (a new operating system to replace Windows XP) and a new version of Microsoft Office. One of our top positions in software is Oracle Corp., which we believe is largely finished making acquisitions and will soon see the fruits of the deals it has already made, most notably its purchase of PeopleSoft. We believe Oracle, despite its favorable growth prospects, is reasonably valued versus both other software stocks and the technology sector as a whole.

Q:  How was the remainder of the portfolio positioned?

A:  The fund is overweight in information technology (IT) consulting & services, with about 9.7% of assets compared with 7.9% for the benchmark. IT services is generally seen as a more defensive, or less risky, area of the broader tech sector, but we have elected to take a more aggressive posture by focusing on four stocks with higher growth profiles: Automatic Data Processing, Inc., Infosys Technologies Ltd. (the India-based outsourcing firm), Affiliated Computer Services, Inc. and Cognizant Technology Solutions Corp.

Electronic equipment, the smallest subsector in tech, represents only 3.3% of the benchmark and 2.2% of the fund. We hold only two names in this group: LG Electronics, Inc., located in Taiwan, a maker of communication and electronics products, and AU Optronics Corp., also located in Taiwan and specializing in the flat-panel displays used in the new generation of televisions. We are avoiding the US-based stocks in this sector, which have been poor investments on a historical basis and in our view do not represent attractive values.

Q:  What is your overall view of the tech sector?

A:  We hold a neutral view on the industry for the year ahead. We believe that overall spending on technology products is likely to rise in the range of 4% to 5%, a decent but unspectacular number. Behind this headline figure, specific sectors are likely to experience faster growth. In our view, these are likely to be personal computers, consumer electronics and certain areas of software. In this environment, there is likely to be wide dispersion in returns among both subsectors and individual companies. The result is that investors will have to be particular, as stock selection is likely to prove critical to outperformance. We intend to respond to this environment by taking larger individual weightings in our highest-conviction positions and by taking advantage of opportunities among faster-growing small- and mid-cap tech stocks. Given our focus on research and individual company analysis, we welcome an environment in which there likely will be a great deal of opportunity to add value through individual stock selection.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary October 31, 2005

Asset Allocation (Excludes Securities Lending Collateral)	10/31/05	10/31/04

Common Stocks	99%	97%
Cash Equivalents	—	2%
Other Investments	1%	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	10/31/05	10/31/04

Information Technology	97%	94%
Consumer Discretionary	3%	4%
Health Care	—	1%
Other Investments	—	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at October 31, 2005 (39.4% of Net Assets)
1. Intel Corp. Designer, manufacturer and seller of computer components and related products	6.3%
2. EMC Corp. Provider of enterprise storage systems, software, networks and services	5.0%
3. Google, Inc. Provides a Web based search engine for the Internet	4.3%
4. Yahoo!, Inc. Provider of on-line services	4.2%
5. Automatic Data Processing, Inc. Provider of various data processing services	3.7%
6. Dell, Inc. Provider of computer products and customer services	3.5%
7. Cognizant Technology Solutions Corp. "A" Provider of life cycle solutions	3.2%
8. International Business Machines Corp. Manufacturer of computers and provider of information processing services	3.1%
9. eBay, Inc. Provider of on-line auction services	3.1%
10. Corning, Inc. Manufacturer of specialty glass	3.0%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of October 31, 2005

	Shares	Value ($)

Common Stocks 98.4%
Consumer Discretionary 3.1%
Internet & Catalog Retail
eBay, Inc.*	1,000,300	39,611,880
Information Technology 95.1%
Communications Equipment 19.2%
Atheros Communications* (a)	685,000	5,938,950
Avocent Corp.* (a)	819,685	25,131,542
CiDRA Corp.*	241,793	0
Cisco Systems, Inc.*	2,147,589	37,475,429
Corning, Inc.*	1,926,900	38,711,421
Juniper Networks, Inc.*	434,200	10,129,886
Motorola, Inc.	1,579,007	34,990,795
Nokia Oyj (ADR)	2,169,900	36,497,718
QUALCOMM, Inc.	895,004	35,585,359
Scientific-Atlanta, Inc. (a)	624,500	22,132,280
		246,593,380
Computers & Peripherals 18.7%
Apple Computer, Inc.*	190,500	10,970,895
Dell, Inc.*	1,409,700	44,941,236
EMC Corp.*	4,642,600	64,810,696
Hewlett-Packard Co.	672,900	18,868,116
International Business Machines Corp.	489,900	40,113,012
Network Appliance, Inc.*	717,100	19,619,856
QLogic Corp.* (a)	800,800	24,152,128
Sun Microsystems, Inc.*	4,173,800	16,695,200
		240,171,139
Electronic Equipment & Instruments 2.2%
AU Optronics Corp. (ADR) (a)	1,186,258	15,124,789
LG Electronics, Inc.	208,400	13,626,350
		28,751,139
Internet Software & Services 8.4%
Google, Inc. "A"*	147,100	54,741,794
Yahoo! Inc.*	1,457,300	53,876,381
		108,618,175
IT Consulting & Services 9.7%
Affiliated Computer Services, Inc. "A"* (a)	436,400	23,613,604
Automatic Data Processing, Inc.	984,300	45,927,438
Cognizant Technology Solutions Corp. "A"*	944,643	41,545,399
Infosys Technologies Ltd. (ADR) (a)	199,300	13,552,400
		124,638,841
Semiconductors & Semiconductor Equipment 22.4%
Advanced Micro Devices, Inc.* (a)	1,494,300	34,697,646
Applied Materials, Inc.	1,184,900	19,408,662
Broadcom Corp. "A"*	248,808	10,564,388
Hynix Semiconductor, Inc. (GDR) 144A*	666,000	12,187,800
Intel Corp.	3,433,000	80,675,500
Intersil Corp. "A" (a)	792,400	18,035,024
Maxim Integrated Products, Inc.	982,373	34,068,695
Micron Technology, Inc.* (a)	1,021,800	13,273,182
National Semiconductor Corp. (a)	472,400	10,690,412
NVIDIA Corp.* (a)	540,100	18,120,355
Texas Instruments, Inc.	1,286,100	36,718,155
		288,439,819
Software 14.5%
Activision, Inc.*	869,333	13,709,387
Business Objects SA (ADR)* (a)	981,600	33,639,432
Computer Associates International, Inc. (a)	480,400	13,436,788
Informatica Corp.*	582,800	6,935,320
Microsoft Corp.	1,146,456	29,463,919
Oracle Corp.*	2,638,500	33,456,180
Salesforce.com, Inc.* (a)	348,000	8,696,520
Symantec Corp.*	531,758	12,682,428
Take-Two Interactive Software, Inc.* (a)	718,300	14,832,895
TIBCO Software, Inc.* (a)	2,669,000	20,257,710
		187,110,579
Materials 0.2%
Metals & Mining
SODIFF Advanced Materials Co., Ltd.	184,632	2,947,292
Total Common Stocks (Cost $1,070,612,636)		1,266,882,244

Preferred Stocks 0.0%
Information Technology
Communications Equipment
Chorum Technologies, Inc. "E"* (b) (f)	580,046	43,214
Chorum Technologies, Inc. "F"* (b) (f)	8,860,759	121,392
CiDRA Corp. "D"* (b)	42,509	0
		164,606
Electronic Equipment & Instruments
Axsun* (b)	642,674	47,622
Total Preferred Stocks (Cost $31,843,202)		212,228

Convertible Preferred Stock 0.0%
Information Technology
Communications Equipment
CiDRA Corp. "D"* (Cost $0)	11,706	0

Other Investments 0.8%
Adams Capital Management III LP (1.2% limited partnership interest)* (b)	—	2,851,714
Adams Capital Management LP (3.6% limited partnership interest)* (b)	—	281,059
Alloy Ventures 2000 LP (3.0% limited partnership interest)* (b)	—	2,468,250
Asset Management Association 1996 LP (2.5% limited partnership interest)* (b)	—	854,600
Asset Management Association 1998 LP (3.5% limited partnership interest)* (b)	—	596,100
Crosspoint Venture Partners 1993 LP (2.9% limited partnership interest)* (b)	—	57,600
GeoCapital III LP (5.0% limited partnership interest)* (b)	—	619,234
GeoCapital IV LP (2.9% limited partnership interest)* (b)	—	1,012,982
Hambrecht & Quist Group Venture Partners* (b)	—	0
Med Venture Associates II LP (6.1% limited partnership interest)* (b)	—	16,238
Med Venture Associates III LP (2.7% limited partnership interest)* (b)	—	545,755
Sevin Rosen Fund V (2.8% limited partnership interest)* (b)	—	370,137
Total Other Investments (Cost $36,799,116)		9,673,669

Call Options Purchased 0.0%
Intel Corp. (Cost $389,772)	5,415	297,825

Securities Lending Collateral 8.6%
Scudder Daily Assets Fund Institutional, 3.89% (c) (d) (Cost $111,284,857)	111,284,857	111,284,857

Cash Equivalents 0.4%
Scudder Cash Management QP Trust, 3.83% (e) (Cost $4,768,100)	4,768,100	4,768,100
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,255,697,683)+	108.2	1,393,118,923
Other Assets and Liabilities, Net	(8.2)	(105,095,291)
Net Assets	100.0	1,288,023,632

* Non-income producing security.

+ The cost for federal income tax purposes was $1,310,928,571. At October 31, 2005, net unrealized appreciation for all securities based on tax cost was $82,190,352. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $171,013,893 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $88,823,541.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at October 31, 2005 amounted to $111,244,661, which is 8.6% of net assets.

(b) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.

Schedule of Restricted Securities	Acquisition Date	Acquisition Cost ($)	Value ($)	Value as % of Net Assets
Adams Capital Management III LP**	October 1997 to August 2003	3,450,000	2,851,714	0.22
Adams Capital Management LP**	August 2000 to November 2000	1,889,204	281,059	0.02
Alloy Venture 2000 LP**	April 2000 to June 2003	4,369,304	2,468,250	0.19
Asset Management Association 1996 LP**	June 1996 to July 2000	1,691,465	854,600	0.07
Asset Management Association 1998 LP**	December 1998 to November 2001	2,816,280	596,100	0.05
Axsun	December 2000	7,500,006	47,622	—
Chorum Technologies, Inc. "E"	September 2000	8,642,120	43,214	—
Chorum Technologies, Inc. "F" preferred stock	September 2001 to December 2001	10,197,953	121,392	0.01
CiDRA Corp. "D"	June 2000	5,587,752	—	—
Crosspoint Venture Partners 1993 LP**	April 1993 to November 1998	132,184	57,600	0.01
GeoCapital III LP**	December 1993 to December 1998	1,070,773	619,234	0.05
GeoCapital IV LP**	April 1996 to March 2000	2,193,196	1,012,982	0.08
Hambrecht & Quist Group Venture Partners	March 2000	14,000,000	—	—
Med Venture Associates II LP**	May 1996 to January 2002	987,127	16,238	—
Med Venture Associates III LP**	September 1998 to October 2003	1,694,923	545,755	0.04
Sevin Rosen Fund V**	April 1996 to June 2001	2,350,876	370,137	0.03
Total Restricted Securities			9,885,897	0.77

** These securities represent venture capital funds.

(c) Scudder Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending.

(e) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(f) Affiliated issuers (See Notes to Financial Statements).

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

At October 31, 2005, open written options were as follows:

Written Options	Number of Contracts	Expiration Date	Strike Price ($)	Value ($)
Call Options
Micron Technology, Inc.	3,451	11/19/2005	13	(172,550)
Motorola, Inc.	1,725	11/19/2005	22.5	(60,375)
Salesforce.com, Inc.	1,411	11/19/2005	25	(246,925)
Put Options
Intel Corp.	5,415	1/21/2006	22.5	(324,900)
Total outstanding written options (Premiums received $1,108,883)				(804,750)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2005
Assets
Investments: Investments in securities, at value (cost $1,120,804,653) — including $111,244,661 of securities loaned	$ 1,276,901,360
Investment in Scudder Daily Assets Fund Institutional (cost $111,284,857)*	111,284,857
Affiliated issuers (cost $18,840,073)	164,606
Investment in Scudder Cash Management QP Trust (cost $4,768,100)	4,768,100
Total investments in securities, at value (cost $1,255,697,683)	1,393,118,923
Foreign currency, at value (cost $11,795)	11,585
Receivable for investments sold	21,131,930
Receivable for written options	41,381
Dividends receivable	67,283
Interest receivable	50,853
Receivable for Fund shares sold	338,895
Other assets	43,363
Total assets	1,414,804,213
Liabilities
Due to custodian bank	710,182
Payable for investments purchased	9,645,593
Payable upon return of securities loaned	111,284,857
Payable for Fund shares redeemed	2,164,814
Written options, at value (premiums received $1,108,883)	804,750
Accrued management fee	377,392
Other accrued expenses and payables	1,792,993
Total liabilities	126,780,581
Net assets, at value	$ 1,288,023,632

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2005 (continued)
Net Assets
Net assets consist of: Accumulated net investment loss	(67,237)
Net unrealized appreciation (depreciation) on: Investments	137,421,240
Foreign currency related transactions	11,553
Written options	304,133
Accumulated net realized gain (loss)	(1,404,296,503)
Paid-in capital	2,554,650,446
Net assets, at value	$ 1,288,023,632

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2005 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($944,831,494 ÷ 86,122,035 outstanding shares of beneficial interest $.01 par value, unlimited number of shares authorized)	$ 10.97
Maximum offering price per share (100 ÷ 94.25 of $10.97)	$ 11.64

Class B

Net Asset Value, offering and redemption price(a) per share (subject to contingent deferred sales charge) ($140,273,808 ÷ 15,071,119 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 9.31

Class C

Net Asset Value, offering and redemption price(a) per share (subject to contingent deferred sales charge) ($53,053,569 ÷ 5,557,160 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 9.55
Class AARP Net Asset Value, offering and redemption price(a) per share ($7,501,974 ÷ 684,007 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.97
Class S Net Asset Value, offering and redemption price(a) per share ($141,530,783 ÷ 12,894,783 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.98
Institutional Class Net Asset Value, offering and redemption price(a) per share ($832,004 ÷ 73,976 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.25

(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2005
Investment Income
Dividends (net of foreign taxes withheld of $266,032)	$ 16,457,171
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates	133,323
Interest	14,205
Interest — Scudder Cash Management QP Trust	1,007,315
Total Income	17,612,014
Expenses: Management fee	7,661,174
Distribution service fees	4,665,747
Services to shareholders	5,826,465
Custodian	128,891
Auditing	74,845
Legal	54,287
Trustees' fees and expenses	50,518
Reports to shareholders	420,115
Registration fees	114,029
Other	85,175
Total expenses, before expense reductions	19,081,246
Expense reductions	(1,250,986)
Total expenses, after expense reductions	17,830,260
Net investment income (loss)	(218,246)

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2005 (continued)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	43,619,679
Foreign currency related transactions	(966,304)
Written options	11,212,313
53,865,688
Net unrealized appreciation (depreciation) during the period on: Investments	12,039,652
Foreign currency related transactions	1,288
Written options	451,017
12,491,957
Net gain (loss) on investment transactions	66,357,645
Net increase (decrease) in net assets resulting from operations	$ 66,139,399

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2005	2004
Operations: Net investment income (loss)	$ (218,246)	$ (14,228,832)
Net realized gain (loss) on investment transactions	53,865,688	(3,638,698)
Net unrealized appreciation (depreciation) during the period on investment transactions	12,491,957	(33,667,229)
Net increase (decrease) in net assets resulting from operations	66,139,399	(51,534,759)
Fund share transactions: Proceeds from shares sold	132,674,575	217,803,246
Net assets acquired in tax-free reorganization	196,450,409	—
Cost of shares redeemed	(473,428,453)	(428,031,030)
Redemption fees	7,786	—
Net increase (decrease) in net assets from Fund share transactions	(144,295,683)	(210,227,784)
Increase (decrease) in net assets	(78,156,284)	(261,762,543)
Net assets at beginning of period	1,366,179,916	1,627,942,459
Net assets at end of period (including accumulated net investment loss of $67,237 and $70,832, respectively)	$ 1,288,023,632	$ 1,366,179,916

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 10.37	$ 10.71	$ 7.38	$ 10.80	$ 29.18
Income (loss) from investment operations: Net investment income (loss)[a]	.02	(.08)	(.07)	(.07)	(.06)
Net realized and unrealized gain (loss) on investment transactions	.58	(.26)	3.40	(3.35)	(15.74)
Total from investment operations	.60	(.34)	3.33	(3.42)	(15.80)
Less distributions from: Net realized gains on investment transactions	—	—	—	—	(2.58)
Redemption fees	.00*	—	—	—	—
Net asset value, end of period	$ 10.97	$ 10.37	$ 10.71	$ 7.38	$ 10.80
Total Return (%)[b]	5.79[e]	(3.08)	45.12	(31.67)[d]	(57.51)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	945	1,083	1,231	885	1,521
Ratio of expenses before expense reductions (%)	1.18	1.15	1.17	.97	1.04[c]
Ratio of expenses after expense reductions (%)	1.11	1.15	1.17	.97	1.03[c]
Ratio of net investment income (loss) (%)	.24	(.71)	(.82)	(.66)	(.40)
Portfolio turnover rate (%)	114	97	51	60	96

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.02% and 1.02%, respectively.

[d] In 2002, the Advisor fully reimbursed the Fund for a net loss incurred on transactions which did not meet the Fund's investment guidelines. The amount of the loss was less than 0.01% of the Fund's average net assets thus having no impact on the Fund's total return.

[e] Total return would have been lower had certain expenses not been reduced.

* Amount is less than $.005.

Class B
Years Ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 8.89	$ 9.28	$ 6.46	$ 9.55	$ 26.46
Income (loss) from investment operations: Net investment income (loss)[a]	(.06)	(.16)	(.14)	(.14)	(.19)
Net realized and unrealized gain (loss) on investment transactions	.48	(.23)	2.96	(2.95)	(14.14)
Total from investment operations	.42	(.39)	2.82	(3.09)	(14.33)
Less distributions from: Net realized gains on investment transactions	—	—	—	—	(2.58)
Redemption fees	.00*	—	—	—	—
Net asset value, end of period	$ 9.31	$ 8.89	$ 9.28	$ 6.46	$ 9.55
Total Return (%)[b]	4.72[e]	(4.09)	43.65	(32.36)[d]	(57.90)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	140	213	306	264	494
Ratio of expenses before expense reductions (%)	2.24	2.20	2.24	1.94	2.01[c]
Ratio of expenses after expense reductions (%)	2.17	2.20	2.24	1.94	1.96[c]
Ratio of net investment income (loss) (%)	(.82)	(1.76)	(1.89)	(1.63)	(1.33)
Portfolio turnover rate (%)	114	97	51	60	96

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.96% and 1.96%, respectively.

[d] In 2002, the Advisor fully reimbursed the Fund for a net loss incurred on transactions which did not meet the Fund's investment guidelines. The amount of the loss was less than 0.01% of the Fund's average net assets thus having no impact on the Fund's total return.

[e] Total return would have been lower had certain expenses not been reduced.

* Amount is less than $.005.

Class C
Years Ended October 31,	2005[a]	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 9.11	$ 9.49	$ 6.60	$ 9.75	$ 26.91
Income (loss) from investment operations: Net investment income (loss)[a]	(.05)	(.15)	(.14)	(.13)	(.18)
Net realized and unrealized gain (loss) on investment transactions	.49	(.23)	3.03	(3.02)	(14.40)
Total from investment operations	.44	(.38)	2.89	(3.15)	(14.58)
Less distributions from: Net realized gains on investment transactions	—	—	—	—	(2.58)
Redemption fees	.00*	—	—	—	—
Net asset value, end of period	$ 9.55	$ 9.11	$ 9.49	$ 6.60	$ 9.75
Total Return (%)[b]	4.83[e]	(4.00)	43.79	(32.31)[d]	(57.85)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	53	70	90	65	111
Ratio of expenses before expense reductions (%)	2.08	2.10	2.19	1.84	1.94[c]
Ratio of expenses after expense reductions (%)	2.01	2.10	2.19	1.84	1.89[c]
Ratio of net investment income (loss) (%)	(.66)	(1.66)	(1.84)	(1.53)	(1.26)
Portfolio turnover rate (%)	114	97	51	60	96

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.89% and 1.89%, respectively.

[d] In 2002, the Advisor fully reimbursed the Fund for a net loss incurred on transactions which did not meet the Fund's investment guidelines. The amount of the loss was less than 0.01% of the Fund's average net assets thus having no impact on the Fund's total return.

[e] Total return would have been lower had certain expenses not been reduced.

* Amount is less than $.005.

Class AARP
2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.09
Income (loss) from investment operations: Net investment income (loss)[b]	(.07)
Net realized and unrealized gain (loss) on investment transactions	(.05)[c]
Total from investment operations	(.12)
Redemption Fees	.00***
Net asset value, end of period	$ 10.97
Total Return (%)[d]	(1.08)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8
Ratio of expenses before expense reductions (%)	1.40*
Ratio of expenses after expense reductions (%)	1.14*
Ratio of net investment income (loss) (%)	(.69)*
Portfolio turnover rate (%)	114

[a] For the period from December 20, 2004 (commencement of operations of Class AARP shares) to October 31, 2005.

[b] Based on average shares outstanding during the period.

[c] Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S
2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.09
Income (loss) from investment operations: Net investment income (loss)[b]	(.06)
Net realized and unrealized gain (loss) on investment transactions	(.05)
Total from investment operations	(.11)
Redemption fees	.00***
Net asset value, end of period	$ 10.98
Total Return (%)[c]	(.99)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	142
Ratio of expenses before expense reductions (%)	1.36*
Ratio of expenses after expense reductions (%)	1.05*
Ratio of net investment income (loss) (%)	(.69)*
Portfolio turnover rate (%)	114

[a] For the period from December 20, 2004 (commencement of operations of Class S shares) to October 31, 2005.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class
Years Ended October 31,	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.58	$ 10.80	$ 7.38	$ 8.08
Income (loss) from investment operations: Net investment income (loss)[b]	.07	(.03)	(.04)	.01
Net realized and unrealized gain (loss) on investment transactions	.60	(.19)	3.46	(.71)
Total from investment operations	.67	(.22)	3.42	(.70)
Redemption fees	.00***	—	—	—
Net asset value, end of period	$ 11.25	$ 10.58	$ 10.80	$ 7.38
Total Return (%)	6.33[d]	(1.94)[d]	46.34	(8.66)c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1	1.91
Ratio of expenses before expense reductions (%)	.86	.86	.80	.88*
Ratio of expenses after expense reductions (%)	.62	.76	.80	.88*
Ratio of net investment income (loss) (%)	.73	(.31)	(.45)	(.74)*
Portfolio turnover rate (%)	114	97	51	60

[a] For the period from August 19, 2002 (commencement of sales of Institutional Class shares) to October 31, 2002.

[b] Based on average shares outstanding during the period.

[c] In 2002, the Advisor fully reimbursed the Fund for a net loss incurred on transactions which did not meet the Fund's investment guidelines. The amount of the loss was less than 0.01% of the Fund's average net assets thus having no impact on the Fund's total return.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Technology Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, non-diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. On December 20, 2004, the Fund commenced offering shares of Class AARP and S. Shares of Class AARP are designed for members of AARP. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information).

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which under the above valuation procedures are deemed not to reflect fair value, are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked prices are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2005, the Fund had a net tax basis capital loss carryforward of approximately $1,348,477,000, of which $360,914,000 was inherited from its merger with Scudder Technology Innovation Fund (See Note J), which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2009 ($252,654,000), October 31, 2010 ($746,991,000), October 31, 2011 ($340,444,000) and October 31, 2012 ($8,388,000), the respective expiration dates, whichever occurs first, which may be subject to certain limitations under Sections 381-384 of the Internal Revenue Code.

During the year ended October 31, 2005, the Fund utilized approximately $27,818,000 of prior year capital loss carryforwards.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund, investments in limited partnerships and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2005, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Capital loss carryforwards	$ (1,348,477,000)
Net unrealized appreciation (depreciation) on investments	$ 82,190,352

Redemption Fees. Effective February 1, 2005, the Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended October 31, 2005, purchases and sales of investment securities (excluding short-term instruments) aggregated $1,678,410,785 and $2,000,086,281, respectively.

For the year ended October 31, 2005, transactions for written options on securities were as follows:

	Number of Contracts	Premium
Outstanding, beginning of period	16,534	$ 3,336,346
Options written	174,322	23,603,356
Options closed	74,292	13,592,255
Options expired	28,084	2,488,366
Options exercised	76,478	9,750,198
Outstanding, end of period	12,002	$ 1,108,883

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.58% of the first $250,000,000 of the Fund's average daily net assets, 0.55% of the next $750,000,000 of such net assets, 0.53% of the next $1,500,000,000 of such net assets, 0.51% of the next $2,500,000,000 of such net assets, 0.48% of the next $2,500,000,000 of such net assets, 0.46% of the next $2,500,000,000 of such net assets, 0.44% of the next $2,500,000,000 of such net assets and 0.42% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly.

For the period November 1, 2004 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 0.990%, 1.310%, 1.275% and 0.62% of average daily net assets for Class A, B, C and Institutional Class shares, respectively, (excluding certain expenses such as Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees, extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses).

In addition, effective December 20, 2004 through December 31, 2007, the Advisor has further agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of each class at 0.88%, 1.22%, 1.15%, 0.62%, 1.14% and 1.05% of average daily net assets for Class A, B C, Institutional Class, Class AARP and S shares, respectively, (excluding certain expenses such as Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees, extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses).

Under this arrangement, for the year ended October 31, 2005, the Advisor waived $912,221 of management fees, which was equivalent to an annualized effective rate of 0.48% of the Fund's daily average net assets.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer agent, shareholder service agent and dividend-paying agent for Class A, B, C and Institutional Class of the Fund. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer agent, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement among SISC, SSC and DST Systems, Inc. ("DST"), SISC and SSC have delegated certain transfer agent and dividend-paying agent functions to DST. SISC and SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the year ended October 31, 2005, the amounts charged to the Fund by SISC and SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at October 31, 2005
Class A	$ 2,480,794	$ —	$ 561,579
Class B	886,932	—	152,141
Class C	220,606	—	34,212
Class AARP	50,914	13,296	5,288
Class S	846,539	305,099	—
Institutional Class	1,531	1,531	—
	$ 4,487,316	$ 319,926	$ 753,220

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc., ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2005, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2005
Class B	$ 1,324,540	$ 88,869
Class C	461,614	34,941
	$ 1,786,154	$ 123,810

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2005, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2005	Annual Effective Rate
Class A	$ 2,300,170	$ 210,517.23%
Class B	429,865	28,641.24%
Class C	149,558	11,524.24%
	$ 2,879,593	$ 250,682

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2005 aggregated $37,173.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of shares redeemed. For the year ended October 31, 2005, the CDSC for Class B and C shares aggregated $678,641 and $2,343, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2005, SDI received $6,278.

Typesetting and Filing Service Fees. Under an agreement with DeIM, the Advisor is compensated for providing typesetting and regulatory filing services to the Fund. For the year ended October 31, 2005, the amount charged to the Fund by DeIM included in the reports to shareholders aggregated $25,440, of which $6,240 is unpaid at October 31, 2005.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Investing in Technology Securities

The Fund concentrates its investments in the group of industries constituting the technology sector. As a result, factors affecting this sector, such as market price movements, market saturation and rapid product obsolescence, will have a significant impact on the Fund's performance. Additionally, many technology companies are smaller companies that may have limited business lines and financial resources, making them highly vulnerable to business and economic risks.

E. Expense Reductions

For the year ended October 31, 2005, the Advisor agreed to reimburse the Fund $16,958, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended October 31, 2005, the custodian fee was reduced by $1,881 for custodian credits earned.

F. Transactions In Securities of Affiliated Issuers

An affiliated issuer includes any company in which the Fund has ownership of at least 5% of the outstanding voting securities. A summary of the Fund's transactions during the year ended October 31, 2005 with companies which are or were affiliates is as follows:

Affiliate	Value ($) at October 31, 2004	Purchases Cost ($)	Sales Cost ($)	Realized Gain/ (Loss) ($)	Dividend Income ($)	Shares at October 31, 2005	Value ($) at October 31, 2005
Chorum Technologies, Inc. "E"	—	8,642,120	—	—	—	580,046	43,214
Chorum Technologies, Inc. "F"	173,354	1,129,059	—	—	—	8,860,759	121,392
	173,354	9,771,179	—	—	—		164,606

G. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 10 percent of its net assets under the agreement.

H. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2005		Year Ended October 31, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	10,143,816	$ 108,819,418	15,355,862	$ 164,424,912
Class B	888,536	8,108,184	3,993,479	36,959,587
Class C	812,288	7,627,317	1,606,799	15,215,996
Class I*	—	—	3,602	45,644
Institutional Class	7,466	81,577	61,098	685,992
Class AARP	54,819	592,978	—	—
Class S	697,286	7,445,101	—	—
		$ 132,674,575		$ 217,332,131
Shares issued in tax-free exchange
Institutional Class*	—	$ —	52,057	$ 471,115
Shares issued in tax-free reorganization**
Class A	364,853	$ 4,046,225	—	—
Class B	99,008	940,576	—	—
Class C	86,185	837,720	—	—
Class AARP	896,513	9,942,326	—	—
Class S	16,292,476	180,683,562	—	—
		$ 196,450,409		$ —
Shares redeemed
Class A	(28,742,925)	$ (307,952,416)	(25,910,334)	$ (274,431,273)
Class B	(9,877,499)	(90,301,000)	(13,045,483)	(120,144,933)
Class C	(2,986,930)	(27,976,706)	(3,419,343)	(32,244,983)
Class I*	—	—	(95,344)	(972,688)
Institutional Class	(24,009)	(264,182)	(22,760)	(237,153)
Class AARP	(267,325)	(2,865,003)	—	—
Class S	(4,094,979)	(44,069,146)	—	—
		$ (473,428,453)		$ (428,031,030)
Redemption fees		$ 7,786		$ —
Net increase (decrease)
Class A	(18,234,256)	$ (195,083,235)	(10,554,472)	$ (110,006,361)
Class B	(8,889,955)	(81,251,420)	(9,052,004)	(83,185,346)
Class C	(2,088,457)	(19,510,246)	(1,812,544)	(17,028,987)
Class I*	—	—	(91,742)	(927,044)
Institutional Class	(16,543)	(182,605)	90,395	919,954
Class AARP	684,007	7,670,445	—	—
Class S	12,894,783	144,061,378	—	—
		$ (144,295,683)		$ (210,227,784)

* On August 13, 2004, Class I shares of the Fund were consolidated with Institutional Class shares.

** On December 17, 2004, the Scudder Technology Innovation Fund was acquired by the Fund through a tax-free reorganization.

I. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. The funds' advisors have been cooperating in connection with these inquiries and are in discussions with these regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Based on currently available information, however, the funds' investment advisors believe the likelihood that the pending lawsuits and any regulatory settlements will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

J. Acquisition of Assets

On December 17, 2004, the Fund acquired all of the net assets of Scudder Technology Innovation Fund pursuant to a plan of reorganization approved by shareholders on December 10, 2004. The acquisition was accomplished by a tax-free exchange of 288,697 Class A shares, 69,571 Class B shares, 62,022 Class C shares, 702,138 Class AARP and 12,773,762 Class S shares of Scudder Technology Innovation Fund, respectively, for 364,853 Class A shares, 99,008 Class B shares, 86,185 Class C shares, 896,513 Class AARP shares and 16,292,476 Class S shares, of Scudder Technology Fund, respectively, outstanding on December 17, 2004. Scudder Technology Innovation Fund's net assets at that date of $196,450,409, including ($4,292,330) of net unrealized depreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $1,417,797,274. The combined net assets of the Fund immediately following the acquisition were $1,614,247,683.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Scudder Technology Fund:

We have audited the accompanying statement of assets and liabilities of Scudder Technology Fund (the "Fund"), including the investment portfolio, as of October 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Technology Fund at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts December 19, 2005
Tax Information (Unaudited)

For federal Income tax purposes, the Fund designates $18,300,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor") in September 2005. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. Over the course of several months, the Contract Review Committee, in coordination with the Equity Oversight Committee and the Operations Committee of the Board, reviewed comprehensive materials received from the Advisor, independent third parties and independent counsel. The Board also received extensive information throughout the year regarding performance and operating results of the Fund. After their review of the information received, the Committees presented their findings and recommendations to the Independent Trustees as a group. The Independent Trustees then reviewed the Committees' findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the various Committees and the Board considered the factors discussed below, among others. The Board also considered that the Advisor and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders invested in the Fund, or approved the investment management agreement for the Fund, knowing that the Advisor managed the Fund and knowing the investment management fee schedule. In connection with recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business, which resulted in turnover of senior management and other personnel of the Advisor, the Board considered Deutsche Bank's commitment that it will devote to the Advisor and its affiliates all attention and resources that are necessary to provide the Fund with top-quality investment management and shareholder, administrative and product distribution services.

Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of services provided under the Agreement, including portfolio management services and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Advisor to attract and retain high-quality personnel, the impact of recent changes in investment personnel and the organizational depth and stability of the Advisor. The Board reviewed the Fund's performance over short-term and long-term periods, and compared those returns to various agreed-upon performance measures, including market indices and peer groups. The Board considered whether investment results were consistent with the Fund's investment objective and policies. The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their peer group), and receives more frequent reporting and information from the Advisor regarding such funds, along with the Advisor's remedial plans to address underperformance. The Board believes this process is an effective manner of addressing poorly performing funds at this time.

On the basis of this evaluation and the ongoing review of investment results by the Equity Oversight Committee, the Board concluded that the nature, quality and extent of services provided by the Advisor historically have been and continue to be satisfactory. The Board noted the short-term relative underperformance of the Fund, and took into account the factors contributing to such performance, the Fund's favorable long-term performance, and steps being taken by the Advisor to improve performance.

Fees and Expenses. The Board considered the Fund's management fee rate, operating expenses, and total expense ratios, and compared management fees to a peer group and total expenses to a broader peer universe based on information and data supplied by Lipper Inc. ("Lipper"). For purposes of this comparison, the Board relied on historical data compiled by Lipper for the peer funds and the Advisor's estimate of current expenses for the Fund (including the effect of the Fund's then-current expense cap). The information provided to the Board showed that the Fund's management fee rate (including the effect of the Fund's merger with Scudder Technology Innovation Fund in December 2004 (the "Innovation Fund Merger")) was below the median of the peer group, and that the Fund's total expense ratios for all share classes were below the median of the peer universe. The Board also considered the Fund's management fee rate as compared to fees charged by the Advisor and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the Scudder Funds. The Board took into account the Advisor's commitment to cap total expenses through December 31, 2007, in connection with the Innovation Fund Merger.

On the basis of the information provided, the Board concluded that management fees, coupled with the expense cap, were reasonable and appropriate in light of the nature, quality and extent quality of services provided by the Advisor.

Profitability. The Board reviewed detailed information regarding revenues received by the Advisor under the Agreement. The Board considered the estimated costs and pre-tax profits realized by the Advisor from advising the Scudder Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the Scudder organization with respect to all fund services in totality and by fund. The Board reviewed DeIM's methodology in allocating its costs to the management of the Fund. Although the Board noted the inherently subjective nature of any allocation methodology, the Board received an attestation report from an accounting firm affirming that the allocation methods were consistently applied and were based upon practices commonly used in the investment management industry. Based on the information provided, the Board concluded that the pre-tax profits realized by DeIM in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board considered whether the management fee rate under the Agreement is reasonable in relation to the asset size of the Fund. The Board noted that the management fee included seven breakpoints, designed to share economies of scale with the shareholders. The Board concluded that the management fee schedule, together with the expense cap, reflects an appropriate level of sharing of any economies of scale.

Other Benefits to DeIM and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DeIM and its affiliates, including fees received by the Advisor for administrative services provided to the Fund and fees received by an affiliate of the Advisor for shareholder-related services. The Board also considered benefits to DeIM related to brokerage and soft-dollar allocations, which pertain primarily to funds investing in equity securities. The Board considered that, during the past year, the Advisor agreed to cease allocating brokerage to acquire research services from third-party service providers. The Board concluded that management fees were reasonable in light of these fallout benefits.

Regulatory Matters. The Board also considered information regarding ongoing inquiries of the Advisor regarding market timing, late trading, and other matters by federal and state regulators and private lawsuits on related topics. Among other matters, the Board considered the Advisor's commitment to indemnify the Scudder Funds against regulatory actions or lawsuits arising from such inquiries. The Board also considered management's representation that such actions will not materially impact the Advisor's ability to perform under the Agreement or materially impact the Fund.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of October 31, 2005. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Trustee's term of office extends until the next shareholders' meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, retires, resigns or is removed as provided in the governing documents of the fund.

Independent Trustees
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Shirley D. Peterson (1941) Chairperson, 2004-present Trustee, 1995-present

Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present) ; Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer, manufacturer and marketer of footwear) (April 2005-present); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.

		71
John W. Ballantine (1946) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: First Oak Brook Bancshares, Inc.; Oak Brook Bank; American Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company)	71
Lewis A. Burnham (1933) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation	66
Donald L. Dunaway (1937) Trustee, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994)	71
James R. Edgar (1946) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	71
Paul K. Freeman (1950) Trustee, 2002-present	President, Cook Street Holdings (consulting); Senior Visiting Research Scholar, Graduate School of International Studies, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	71
Robert B. Hoffman (1936) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm)	71
William McClayton (1944) Trustee, 2004-present	Managing Director of Finance and Administration, DiamondCluster International, Inc. (global management consulting firm) (2001-present); formerly, Partner, Arthur Andersen LLP (1986-2001). Formerly: Trustee, Ravinia Festival; Board of Managers, YMCA of Metropolitan Chicago	71
Robert H. Wadsworth (1940) Trustee, 2004-present

President, Robert H. Wadsworth Associates, Inc. (consulting firm) (1983-present). Director, The European Equity Fund, Inc. (since 1986), The New Germany Fund, Inc. (since 1992), The Central Europe and Russia Fund, Inc. (since 1990). Formerly, Trustee of New York Board Scudder Funds; President and Trustee, Trust for Investment Managers (registered investment company) (1999-2002). President, Investment Company Administration, L.L.C. (1992*-2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies)

* Inception date of the corporation which was the predecessor to the L.L.C.

		74
John G. Weithers (1933) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems	66
Interested Trustee and Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
William N. Shiebler[4] (1942) Trustee, 2004-present	Vice Chairman, Deutsche Asset Management ("DeAM") and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999)	120
Vincent J. Esposito[4] (1956) President, 2005-present

Managing Director[3], Deutsche Asset Management (since 2003); President and Chief Executive Officer of The Central Europe and Russia Fund, Inc., The European Equity Fund, Inc., The New Germany Fund, Inc. (since 2003) (registered investment companies); Vice Chairman and Director of The Brazil Fund, Inc. (2004-present); formerly, Managing Director, Putnam Investments (1991-2002)

n/a
Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director[3], Deutsche Asset Management	n/a
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

n/a
John Millette[5] (1962) Secretary, 2001-present	Director[3], Deutsche Asset Management	n/a
Patricia DeFilippis[4] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)	n/a
Daniel O. Hirsch[6] (1954) Assistant Secretary, 2002-present

Consultant. Formerly, Managing Director, Deutsche Asset Management (2002-2005); Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998); Director, Deutsche Global Funds Ltd. (2002-2004)

n/a
Elisa D. Metzger[4,7] (1962) Assistant Secretary 2005-present	Director[3], Deutsche Asset Management (since September 2005); Counsel, Morrison and Foerster LLP (1999-2005)	n/a
Caroline Pearson[5] (1962) Assistant Secretary, 1998-present	Managing Director[3], Deutsche Asset Management	n/a
Scott M. McHugh[5] (1971) Assistant Treasurer, 2005-present	Director[3], Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo[5] (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management	n/a
John Robbins[4] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[3], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)	n/a
Philip Gallo[4] (1962) Chief Compliance Officer, 2004-present	Managing Director[3], Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Trustees.

2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

3 Executive title, not a board directorship

4 Address: 345 Park Avenue, New York, New York 10154

5 Address: Two International Place, Boston, Massachusetts 02110

6 Address: One South Street, Baltimore, Maryland 21202

7 Elected on November 15, 2005

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	KTCAX	KTCBX	KTCCX	KTCIX
CUSIP Number	81123F-108	81123F-207	81123F-306	81123F-504
Fund Number	001	201	301	511

For shareholders of Class AARP and Class S

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative.	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web sites — aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	KTCPX	KTCSX
Fund Number	213	313
Notes

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, October 31, 2005, Scudder Technology Fund has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr.
Donald L. Dunaway. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                                        1
\#1072846 v3.doc
                             SCUDDER TECHNOLOGY FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The  following  table  shows the  amount of fees that  Ernst  &  Young,  LLP
("E&Y"),  the Fund's auditor,  billed to the Fund during the Fund's last two fiscal years. For engagements with E&Y entered into on or after May 6, 2003, the Audit  Committee  approved  in  advance  all audit  services  and  non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain  pre-approval  responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
  Fiscal            Audit           Audit-                              All
   Year             Fees           Related           Tax Fees        Other Fees
  Ended            Billed         Fees Billed        Billed           Billed
October 31        to Fund          to Fund           to Fund          to Fund
--------------------------------------------------------------------------------
2005              $62,107            $0              $8,469             $0
--------------------------------------------------------------------------------
2004              $52,828            $0              $9,323             $0
--------------------------------------------------------------------------------

The above "Tax Fees" were  billed for  professional  services  rendered  for tax compliance and tax return preparation.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The  following  table  shows the amount of fees  billed by  E&Y to  Deutsche
Investment Management Americas,  Inc. ("DeIM" or the "Adviser"),  and any entity
controlling,   controlled  by  or  under  common  control  with  DeIM  ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"),  for  engagements  directly  related  to the Fund's  operations  and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                                             Tax Fees
                     Audit-Related           Billed to             All Other
                      Fees Billed           Adviser and           Fees Billed
   Fiscal             to Adviser            Affiliated            to Adviser
    Year            and Affiliated             Fund             and Affiliated
    Ended            Fund Service             Service            Fund Service
 October 31           Providers              Providers             Providers
--------------------------------------------------------------------------------
2005                   $406,000               $70,570                 $0
--------------------------------------------------------------------------------
2004                   $281,500                 $0                    $0
--------------------------------------------------------------------------------

The  "Audit-Related  Fees"  were  billed for  services  in  connection  with the assessment of internal  controls,  agreed upon procedures and additional related procedures and the above "Tax Fees" were billed in connection with  consultation services and agreed- upon procedures.

                                       1

                               Non-Audit Services

The  following  table shows the amount of fees that  E&Y  billed  during the
Fund's last two fiscal years for non-audit  services.  For  engagements  entered into on or after May 6, 2003,  the Audit  Committee  pre-approved  all non-audit services that E&Y  provided to the Adviser and any  Affiliated  Fund Service
Provider that related directly to the Fund's operations and financial reporting.
The Audit Committee  requested and received  information  from E&Y about any non-audit  services that E&Y  rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee  considered this information in evaluating E&Y's independence.

--------------------------------------------------------------------------------
                                  Total
                                Non-Audit
                              Fees billed to
                               Adviser and
                              Affiliated Fund          Total
                                Service              Non-Audit
                                Providers           Fees billed
                              (engagements           to Adviser
                                  related              and
                 Total        directly to the       Affiliated
               Non-Audit        operations         Fund Service
                 Fees         and financial         Providers
   Fiscal      Billed to        reporting           (all other      Total of
    Year         Fund          of the Fund)        engagements)     (A), (B)
    Ended
 October 31       (A)             (B)                  (C)           and (C)
--------------------------------------------------------------------------------
2005             $8,469           $70,570           $33,307          $112,346
--------------------------------------------------------------------------------
2004             $9,323              $0            $386,601          $395,924
--------------------------------------------------------------------------------

All other  engagement  fees were  billed for  services in  connection  with risk management  and  process  improvement  initiatives  for DeIM and  other  related entities that provide support for the operations of the fund.

                                       ***

E&Y  recently advised the Fund's Audit Committee that various E&Y member firms  provided  certain  non-audit  services  to  Deutsche  Bank  entities  and affiliates  (collectively,  the "DB entities")  between 2004 and 2005 that raise issues under the SEC auditor  independence rules. The DB entities are within the
"Investment  Company Complex" (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund.

E&Y advised the Audit  Committee that in connection  with providing  monthly payroll  services to employees of certain DB entities  from May 2003 to February
2005,  a member  firm in Chile  ("E&Y  Chile")  received  funds  from the DB entities  that went into an E&Y  trust  account and were used to pay the net salaries and social security taxes of executives of the DB entities. E&Y has advised the Audit  Committee  that handling those funds was in violation of Rule
2-01 of Regulation S-X.

                                       2

E&Y also  advised the Audit  Committee  that in  connection  with  providing certain  services in  assisting a DB entity with  various  regulatory  reporting requirements,  a  member  firm in  France  ("E&Y  France")  entered  into an engagement with the DB entity that resulted in E&Y France staff  functioning under the direct responsibility and direction of a DB entity supervisor. E&Y advised the Audit Committee that, although the services provided were "permitted services" under Rule 2-01 of Regulation S-X, the structure of the engagement was in violation of Rule 2-01 of Regulation S-X. (Rule 2-01(c)(4)(vi)  provides that an  accountant's  independence is impaired if the accountant acts as an employee of an audit client.)

The Audit  Committee  was informed  that E&Y  Chile  received  approximately
$11,724 and E&Y France received approximately $100,000 for the services they provided  to the DB  entities.  E&Y  advised  the  Audit  Committee  that it conducted  an  internal  review of the  situation  and, in view of the fact that similar expatriate tax compliance  services were provided to a number of E&Y audit clients  unrelated to DB or the Fund,  E&Y has advised the SEC and the
PCAOB of the  independence  issues arising from those services.  E&Y advised the Audit  Committee  that E&Y  believes  its  independence  as  independent registered  public  accounting  firm for the Fund was not  impaired  during  the period the services were provided. In reaching this conclusion,  E&Y noted a number of factors, including that none of the E&Y personnel who provided the non-audit  services to the DB entities  were  involved in the provision of audit services  to the Fund,  the  E&Y  professionals  responsible  for the Fund's audits were not aware that these  non-audit  services  took place,  and that the fees charged were not  significant to E&Y  overall or to the fees charged to the  Investment  Company  Complex.  E&Y also noted that E&Y  Chile is no longer providing these services and that the E&Y France  engagement has been restructured.

                                       3

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders
may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the
Chairman of the Nominating and Governance Committee, Two International Place,
Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Technology Fund

By:                                 /s/Vincent J. Esposito
                                    ----------------------------
                                    Vincent J. Esposito
                                    President

Date:                               January 3, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Technology Fund

By:                                 /s/Vincent J. Esposito
                                    ----------------------------
                                    Vincent J. Esposito
                                    President

Date:                               January 3, 2006

By:                                 /s/Paul Schubert
                                    ----------------------------
                                    Paul Schubert
                                    Chief Financial Officer and Treasurer

Date:                               January 3, 2006